Exhibit 99.1

The Board of Directors recommends you vote FOR the following proposals: 1. Approval of the issuance of the Company common stock, no par value, to shareholders of Diamond S Shipping Inc. (“Diamond S”) in connection with the merger (the “Merger”) contemplated by the agreement and plan of merger, dated March 30, 2021, by and among International Seaways, Inc. (the “Company”), Dispatch Transaction Sub, Inc. and Diamond S. 2. Approval of the adjournment of the Company special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Company special meeting to approve the Company share issuance proposal above. Please sign exactly as your name (or names) appear(s) above. For joint accounts each owner should sign. Executors, administrators, trustees, etc. should give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain ☐ ☐ ☐ ☐ ☐ ☐ INTERNATIONAL SEAWAYS, INC. 600 THIRD AVENUE, 39TH FLOOR NEW YORK, NEW YORK 10016 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 12, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/INSW2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 12, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Joint Proxy Statement/Prospectus on Form S-4 are available at www.proxyvote.com. You may access the Joint Proxy Statement/ Prospectus on Form S-4 at https://www.intlseas.com/investor-relations/sec-filings/ D47143-P54287 INTERNATIONAL SEAWAYS, INC. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON JULY 13, 2021 The undersigned hereby appoints DOUGLAS D. WHEAT and LOIS K. ZABROCKY, and either of them, proxies, with full power of substitution, to vote all shares of stock of INTERNATIONAL SEAWAYS, INC. which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/INSW2021SM on July 13, 2021 at 10:00 A.M., notice of which meeting and the related Joint Proxy Statement/Prospectus on Form S-4 have been received by the undersigned, and at any adjournments thereof. The undersigned hereby ratifies and confirms all that said proxies, or either of them, or their substitutes, may lawfully do in the premises and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournments thereof. If only one of said proxies, or their substitute, shall be present and vote at said meeting or any adjournments thereof, then that one so present and voting shall have and may exercise all the powers hereby granted. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE APPROVAL OF THE SHARE ISSUANCE TO DIAMOND S SHAREHOLDERS IN CONNECTION WITH THE MERGER, FOR THE ADJOURNMENT OF THE COMPANY SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, AND IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. Continued and to be signed and dated on reverse side